UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2014

Prothena Corporation plc

(Exact name of registrant as specified in its charter)

Ireland

(State or other jurisdiction of incorporation)

001-35676	98-1111119
(Commission File Number)	(IRS Employer Identification Number)

650 Gateway Boulevard

South San Francisco, California 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 837-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 29, 2014, Prothena Corporation plc (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. (collectively, the “Underwriters”) and Elan Science One Limited (the “Selling Shareholder”). Pursuant to the terms of the Underwriting Agreement, the Selling Shareholder agreed to sell an aggregate of 2,767,177 of the Company’s ordinary shares, $0.01 par value per ordinary share. The price to the public in this offering is $26.00 per ordinary share and the Underwriters have agreed to purchase the shares from the Selling Shareholder pursuant to the Underwriting Agreement at a price of $24.96 per ordinary share. In addition, under the terms of the Underwriting Agreement, the Selling Shareholder has granted the Underwriters an option, exercisable for 30 days from January 29, 2014, to purchase up to an additional 415,076 of the Company’s ordinary shares from the Selling Shareholder. The Company will not receive any proceeds from the sale of the ordinary shares by the Selling Shareholder.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and the Selling Shareholder and also provides for customary indemnification by each of the Company, the Selling Shareholder, and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The offering is being made pursuant to a registration statement on Form S-3 (Reg. No. 333-193416) previously filed with and declared effective by the Securities and Exchange Commission and a prospectus supplement thereunder. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report, and the foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

The legal opinion letter of A&L Goodbody regarding the validity of the sale of the ordinary shares in the offering is filed as Exhibit 5.1 to this Current Report on Form 8-K. The legal opinion letter is also filed with reference to, and is hereby incorporated by reference into, the Company’s registration statement on Form S-3 (Reg. No. 333-193416).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 29, 2014, by and among Prothena Corporation plc, Elan Science One Limited, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc.

5.1	Opinion of A&L Goodbody.

23.1	Consent of A&L Goodbody (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2014	PROTHENA CORPORATION PLC

	By:	/s/ Dale B. Schenk
	Name:	Dale B. Schenk
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 29, 2014, by and among Prothena Corporation plc, Elan Science One Limited, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc.

5.1	Opinion of A&L Goodbody.

23.1	Consent of A&L Goodbody (included in Exhibit 5.1).